                                                                    EXHIBIT 10.9

[NICHOLAS LOGO] NICHOLAS FINANCIAL, INC.
                AUTOMOBILE DEALER RETAIL PURCHASE AGREEMENT

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as "Contracts", evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1. Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bonafide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2. Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3. This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4. Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

6. NFI and Dealer agree to abide by all Federal Privacy laws with respect to the customer's nonpublic personal information they collect and share with one another, using such information only as permitted by the Privacy Laws.

7. No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

NICHOLAS FINANCIAL, INCORPORATED            Dealer______________________________

By:__________________________________       By:_________________________________

Date:________________________________       Date:_______________________________


Nicholas Financial, Inc.
Corporate Offices
2454 McMullen Booth Road
Building C, Suite 501B
Clearwater, FL 33759
Telephone (727) 726-0763
Facsimile (727) 726-2140

Nicholas Financial, Inc. February 26, 2004

                              Dealer Agreement List
THURSTON FLEET SALES
ROYAL PALM AUTO SALES INC.
MAROONE CHEVROLET
VETERAN'S AUTO SALES
BILL BOND AUTO SALES INC.
BOB PRICE MOTORS, INC
DELUCA CHRYSLER JEEP, INC
JOEY D'S AUTO OUTLET
U RIDE AUTO SALES
FAIRLANE FORD
ARCH ABRAHAM SUZUKI
A TO Z AUTO SALES
RICK'S AUTO SALES INC.
CAPITAL SALES
JOE PANIAN CHEVROLET
MOTORCAR EXCHANGE
SUNRISE AUTOWORLD
JD BYRIDER
GAINESVILLE AUTO MALL
TED'S AUTO SALES, INC.
WHITES AUTOMOTIVE CO
BILLS AUTO SALES & LEASING,LTD
GALAXY ACCEPTANCE &
THE TRUCK JUNCTION, INC
PEFFLEY FORD, INC
NATIONAL MOTOR CARS
USA AUTO CENTER INC.
SATURN OF GREENSBORO
TOWN & COUNTRY FORD
WEST PALM NISSAN, INC
CARNAHAN CHEVY
CANNON AND GRAVES AUTO SALES
GMS
A & B MOTORS
WEST 50 AUTO SALES
PLATTNER'S
JACK FROST AUTO SALES
AUTOWAY CHEVROLET
ED TILLMAN AUTO SALES
BOB STEELE CHEVROLET INC.
STADIUM TOYOTA
JO MAX AUTO SALES INC.
IMPERIAL MOTORS
SEMINOLE SUBARU INC.
BYERS CHRYSLER PLYMOUTH
FOOTHILLS FORD OF BELTO
JOHN FINGER MAZDA
GROVEPORT MOTORCAR
MARSHALL FORD WEST
EXPRESS CARS
PRESTIGE LINCOLN MERCURY, INC.
MAROONE NISSAN
KISSIMMEE TOYOTA
FIRKINS C.P.J.S.
CAROLINA KIA
GRAYSON'S SALES & LEASING, INC
AUTOWORLD OF GREENSBORO
CROWN AUTO DEALERSHIPS INC.
THOMAS AUTO SALES, INC
ITEWAY AUTO SERVICE & SALES
CAR QUEST OF TAMPA BAY, INC.
HATCHER'S AUTO SALES
MARSHALL FORD
BEST BUY AUTO SALES, INC
KOE-MAK CORP
LEITH FORD
BEDFORD AUTO WHOLESALE
O'CONNOR AUTOMOTIVE, INC
BUDGET CAR SALES
BILL BRANCH CHEVROLET
GERMAIN TOYOTA
BA-KARS INC
KEITH PIERSON TOYOTA
AUSTIN MOTORS, INC
POMOCO USED
CALLAHAN AUTO SALES
MILESTONE MOTORS, L.L.C.
MARTY FELDMAN CHEVY
SIMONS AUTO DEPOT
RUSSELL GRIFFIN MOTOR CO
VICAR MOTORS OF ORLANDO INC.
FRANCO MOTORS
GOLDEN OLDIES
USED CAR SUPERMARKET
FOSTER MOTOR CO., INC.
FITZGERALD MOTORS, INC.

OLD SOUTH SALES INC.
PETE MOORE CHEVROLET, INC
WALT SWEENEY FORD, INC
GANLEY DODGE WEST, INC
THE AUTO OUTLET
CITY CHEVROLET
FRANK MYERS AUTO SALES, INC
HWY 70 AUTO SALES INC
BYERS DUBLIN CHEVROLET
CREST MOTORS
MAROONE CHEVROLET
ADKINS ENTERPRISES, INC.
LOGANVILLE AUTO SALES
AUTOMAX
ACURA OF ORANGE PARK
HAKAN FINANCE CORP
PANHANDLE AUTOMOTIVE INC.
DALE JARRETT FORD
MINCER MOTORS, INC.
BO WILLIAMS BUICK INC.
AZZA MOTORS, INC.
WEST COAST CAR & TRUCK SALES
THORNTON CHEVROLET, INC
SOUTHTOWNE
AUTO RITE, INC
MATHEWS FORD OREGON, INC
CARS UNLIMITED
GANLEY EAST, INC
CAR CORRAL, INC
BILL CURRIE FORD
ALL STATE MOTORS INC
SAMSON'S USED CARS INC.
INTERNATIONAL CAR PORT
WORLD TOYOTA
FERMAN CHEVROLET OF WAUCHULA
AUTO USA, INC
WILLIAMS HONDA, INC.
AUTOWAY PONTIAC GMC NORTH
FLORIDA AUTO EXCHANGE
TOMLINSON MOTOR COMPANY OF
AUTOMOTIVE SOLUTIONS
AUTOWAY NISSAN
PRECISION TOYOTA
AACC AUTO CAR SALES, INC
LARRY JAY IMPORTS, INC
STARRS CARS AND TRUCKS, INC
SAM GALLOWAY FORD INC.
YOUR #1 AUTOMOTIVE
MILFORD MOTORS, INC
REGAL FORD, INC
MALIBU AUTO EXCHANGE OF
JERRY HUNT AUTO SALES
BOBB DUNN FORD, INC
ULTIMATE IMAGE AUTO, INC
NIMNICHT PONTIAC
AMERICAR II
CAR FINDERS, INC
CRESTMONT CADILLAC
CRESCENT FORD, INC
AUTO JUNCTION
ALLEN TURNER AUTOMOTIVE
ALH AUTO WHOLESALE OF
JOHN M. LANCE FORD LLC
ED VOYLES CHRYSLER-PLYMOUTH
CHRISTIAN AUTO BROKERS, INC
MATIA MOTORS, INC
COBB PARKWAY CHEVROLET
LARRY'S CAR CONNECTION
LTD MOTORS
QUALITY WHOLESALE CARS, INC
ARCADIA CHEVROLET
GETTEL NISSAN INC
CRAIG'S HARTVILLE AUTO MALL
EJ'S AUTO WORLD,INC.
JENKINS NISSAN, INC.
RICHARD'S AUTO SALES
RELIABLE USED CARS
FERMAN CHRYSLER PLYMOUTH
FERMAN NEW PORT RICHEY
THRIFTY CAR RENTAL
PINE STREET 59ERS, INC.
BOBBY MURRAY CHEVROLET
LAKE NISSAN SALES, INC.
THE CAR CONNECTION, INC.
LEXINGTON AUTOMOTIVE &
AUTOVILLE, USA
BUDGET RESALE, INC
NATIONAL CAR MART, INC
BOBB CHEVROLET
TEAM HONDA
SOUTH FLORIDA TRANSPORTATION
LEESBURG TRUCK CENTER
USA AUTO DEALERS
MIKE SHAD NISSAN
JOSEPH MOTORS
ORANGE AUTO SALES, INC

DAVID SMITH AUTOLAND, INC.
CHEVROLET BUICK OF QUINCY INC.
CJ'S USED CARS, INC
IMPORT MOTORSPORT, INC
SUNRISE AUTO SALES
SOUTHEASTERN AUTO SALES
THE CAR CABANA OF
DAN'S AUTO SALES, INC
L & F AUTO SALES
AUTOWAY LINCOLN-MERCURY
MCCOTTER FORD INC
DUVALL ACCURA
PARK FORD
BUCHANAN JENKINS HYUNDAI
STYKEMAIN CHEVROLET PONTIAC
FIRST TEAM HYUNDAI
BIG THREE AUTO SALES
EXECUTIVE MOTORS, INC.
MCGUIRE AUTO CENTER
SPIRIT FORD INC
DOYLE AUTOMOTIVE II
NORTH FLORIDA AUTO INC.
EDDIE ANDRESON MOTORS
COURTESY CHRYSLER JEEP
AUTO IMAGE
ECONOMY MOTORS, INC
CENTRAL CAROLINA PRE-OWNED
SUNSHINE DODGE INC.
GREENBRIER VW LLC
INTERNATIONAL AUTO WHOLESALERS
HAMPTON CHEVROLET
TREASURE COAST IMPORTS LLC
BRANDON HONDA
DIAMOND CHEVROLET
MARIETTA PONTIAC
PHILLIPS CHRYSLER-JEEP, INC
SATURN OF THE AVENUES
COGGIN PONTIAC-GMC
FIRST TEAM ISUZU
WHITMAN FORD
MOTOR CITY OF CAPE CORAL INC.
SATURN OF REGENCY
HONDA EAST
HONDA CARS OF BRADENTON
BOWDITCH FORD
DAYTON ANDREWS DODGE
ST. PETE JEEP EAGLE
BARTOW CHEVROLET
HONDA CARS OF CONCORD
AMAR AUTO COMPANY, INC
THOMASVILLE TOYOTA
J. M. MATERA INC.
AUTOWAY FORD OF BRADENTON
NICHOLS DODGE, INC.
BEV SMITH FORD, INC.
GREEN GIFFORD CHRYSLER JEEP
HENDRICK CHEVROLET LLC
HARRELSON FORD, INC
THOMAS & SON INC.
CAPITAL CAR SALES & LEASING
CARS TRUCKS AND SUV'S INC.
COLUMBUS AUTO RESALE, INC
COCOA HYUNDAI
HELLER CAR COMPANY, INC
PELHAM'S AUTO SALES
DANIELLE DRIVE CORP @
BOYETTE AUTOMOTIVE SALES
JIM PACE PONTIAC, INC
UNITED SALES AND LEASING, INC
ALL SEASONS AUTO SALES
SURE SAVES AUTOS INC,.
BELLE GLADE CHEVROLET
GALLOWAY AUTOMOTIVE LLP DBA
ERNIE HAIRE FORD
YERTON LEASING & AUTO SALES
PRESTIGE MOTORCAR GALLERY INC.
ATLANTA TOYOTA
MASTERS AUTO SALES
MANATEE MOTORS
TERRY CULLEN CHEVROLET
MARIEMONT AUTOS
KERRY TOYOTA
LIBERTY PONTIAC GMC TRUCK, INC
SHEEHAN PONTIAC
PARKS CHEVROLET, INC
PALM CHEVROLET
GWINNETT PLACE FORD
ENTERPRISE LEASING CO. OF ORL.
JARRETT FORD HAINES CITY
LORITO AUTO SALES INC.
ED THOMAS AUTOS & LEASING INC.
BOB DANCE JEEP EAGLE
DAVID MAUS TOYOTA
MOORMAN PONTIAC, INC
GETTEL TOYOTA
RIVERSIDE TRUCK & AUTO

PARKS CHEVROLET - GEO
AUTOLEASE AMERICA, INC
JC AUTOMAX
ORLANDO AUTO SPECIALISTS, INC
CARTERSVILLE MITSUBISHI
MIKE DUMAN AUTO SALES
VIC BAILEY LINCOLN MERCURY
FOOTHILLS PREOWNED OF ANDERSON
32 FORD MERCURY, INC.
HURRICANE AUTO SALES, INC.
STEARNS MOTORS OF NAPLES
ED HARRISON AUTO SALES INC.
SHOWCASE AUTOS, INC
BRONDES FORD, INC
MOTORCARS ACURA/VOLVO
MNCCLUSKEY CHEVROLET, INC
ARO OF PALM BEACH
CREDIT MOTORS
PUGMIRE ISUZU
DAYTON ANDREWS INC.
LAW AUTO SALES, INC
MIDWEST AUTO GROUP, INC
TERRY'S AUTOMOTIVE, INC
TIM LALLY CHEVROLET, INC
MCKINNEY DODGE CHRYSLER
GULF AUTOMOTIVE GROUP, INC
RALLYE MOTORS, INC
SATURN SW FLORIDA LLC DBA
MOTOR CAR CONCEPTS II
AL HENDRICKSON TOYOTA
ANGELO MICHAEL TROY DBA
PENSACOLA AUTO BROKERS, INC
ANTHONY WAYNE AUTO SALES
TAYLOR OLDSMOBILE, INC
OLSON MOTORS, INC
STU'S PREOWNED INC
HOT WHEELS AUTOMOTIVE GROUP
EVANS USED CARS INC.
QUALITY AUTO LINK INC
GULF WEST AUTOMOTIVE, INC.
DON REID FORD INC.
GERMAIN OF SARASOTA
JAY CHEVROLET, INC
BANK AUTO SALES
SIGNATURE AUTO SALES
MARIANNA TOYOTA
NALLEY INFINITI
JERRY ULM DODGE INC.
KISTLER FORD, INC
PT MOTORS
ALL AMERICAN MOTORS
CANNON CAR COMPANY
GEORGE MATICK CHEVY
FAIRWAY FORD OF ANDERSON
CALVARY CARS & SERVICE, INC
INTERNATIONAL MOTOR CARS
ASHEBORO MITSUBISHI
SIR WALTER CHEVROLET
INDIAN MOUND PONTIAC MAZDA
COURTESY TOYOTA
COURTESY AUTO GROUP INC.
SUNSHINE AUTO GROUP II, INC
HURRICANE AUTO SALES
MAHER CHEVROLET INC
FORT MYERS TOYOTA INC.
CARLISLE DODGE
FREEDOM FORD INC
WADE RAULERSON
KEFFER DODGE,INC
MIKE DAVIDSON FORD
CERTIFIED AUTO WORLD, INC
BOULEVARD AUTO BROKERS
OHARA CHRYSLER DODGE JEEP, INC
DON SCOTT MOTORS
BUCHANAN JENKINS HYUNDAI
CURRY HONDA
NAPLETON'S NORTH PALM AUTO PK
LEE A. FOLGERS, INC.
JERRY'S AUTO SALES
COCONUT CREEK MITSUBISHI
SH & F INC./PAYDAY MOTOR SALES
MONROE DODGE/CHRYSLER INC.
LEGACY TOYOTA OF UNION CITY
HAINES CITY PARTNERS, LLC
MARCH MOTORS INC.
MAGIC CITY SALES INC
JIM QUINLAN CHEVROLET
HANSELMAN AUTO SALES INC.
PROCTOR & PROCTOR
AUTO LIQUIDATION CENTER, INC
CAR CITY AUTOS OF
ULTIMATE IMPORTS
RICK CASE HONDA
LANEY'S AUTO SALES
ANDY SIMS BUICK, INC
JON HALL PONTIAC

JIMMIE M. JAMES JR AUTO CENTER
HOUSE ENTERPRISES, INC
AUTO MAX AUTO'S INC
CAROLINA AUTO IMPORTS
SHARPNACK FORD
TAMPA BAY AUTO MALL
PAUL CLARK ENTERPRISES
FAIRFIELD 4 AUTO SALES, INC.
TROPHY AUTOMOTIVE
COX MAZDA
PERFORMANCE CHEVROLET BMW
ULTIMATE CARS OF COLUMBIA INC
ANDERSON TRUCK FARM INC
MILLENNIUM KIA EAST
BENNETT AUTO BROKERS
HILLMAN MOTORS, INC.
CHAMPION CHEVROLET INC.
JOHN MCCURLEY'S AUTOMOTIVE
COGGIN PONTIAC OF ORANGE PARK
LIBERTY FORD, INC
BOB BENNETT FORD, INC
FINE GLOBAL AUTOMOBILES
NATIONAL AUTO BROKERS
TEAM PONTIAC-BUICK-GMC TRUCK
AMERICA'S CHOICE
BOB DANCE DODGE, INC
RED HOAGLAND PONTIAC GMC INC
PLANTATION FORD
MERRITT ISLAND MITSUBISHI
NICKS AUTO MART
GLENWAY DODGE, INC.
PAYLESS CAR SALES
LEADER FLEET SERVICES, INC.
TOM STANLEY COMPANY
SUNCOAST MITSUBISHI
JOHN BAILEY OLDS
BILL RAY NISSAN
LANTANA MOTORS
DG MOTORS
MATTHEWS-HARGREAVES CHEVROLET
WORLD FORD
ROGER DEAN CHEVROLET-GEO
PLATTNER AUTOMOTIVE OF VENICE
JOHNSON'S SELECT MOTORCARS
SATURN SW FLORIDA LLC DBA
AUTOMAX, CORP
B.R.W. ENTERPRISES
PRIMECAR CORP
AUTO SPORT OF VA BCH, INC
KIA AUTO SPORT
MIRACLE TOYOTA
MILLENNIUM MOTORS
FRED MARTIN FORD
BEST VALUE AUTO SALES
W & W AUTO SALES
GUARANTEE AUTO SALES
CAR WORLD INC.
GRAND 54 AUTO SALES INC.
L & W MOTORS INC
MICHAEL'S AUTO
THE AUTO SOURCE, INC
PARKWAY QUALITY CARS, INC.
B & G AUTO SALES, INC.
WADE FORD INC
THE CAR PARLOR INC.
AUTOWAY TOYOTA
AUTOQUEST INTERNATIONAL
SUPERIOR AUTO SALES
VIN DEVERS, INC
BRUCE KUNESH AUTO SALES
SEBRING FORD & LINCOLN-MERCURY
TEAM FORD OF MARIETTA
TOWN CENTER KIA
DARBY SOUTH BEECHMONT FORD
BIG D INC.
BRADSHAW ACURA
GREENWOOD CHEVROLET OLDS INC.
AUTOWAY HONDA ISUZU
SOUTH 41 AUTO SALES
MOTOR CARS HONDA
CENTRAL AUTO MART, INC
BRUNSWICK AUTO MART
BEACH FORD, INC
HILLSBOROUGH AUTO MART
AUTO SOLUTIONS OF
WALT'S AUTO SALES LLC
LOVE HONDA
EXTREME AUTO SALES &
COX CHEVROLET INC
GREENLIGHT AUTO LLC
COASTAL MITSUBISHI
AUTO SHOWCASE MOTORCARS OF
ARRINTON AND BLOUNT FORD INC
AUTO KING
MICHAEL HOLLEY CHEVROLET

BOB FISCHER CHEVROLET
BILL HEARD CHEVROLET
PREMIER MOTORCAR GALLERY
ROY O'BRIEN, INC
FLORIDA IMPORT/EXPORT
MANATEE PRIDE AUTO SALES, INC
SPITZER MOTOR CITY
THE TRUCK FARM OF EASLEY
TOYOTA OF GREENVILLE, INC
SIDOTIS AUTOMOTIVE SALES, INC
FIRST COAST AUTO SALES OF
SPORT MITSUBISHI
HIGHLAND AUTO SALES INC.
TAMIAMI MOTORS INC.
CALDWELL MOTOR SPORTS, INC
METRO USED CARS
MIKE DAVIDSON MOTORS
DRIVE TIME
PONDELLA AUTO MALL, INC
RIST, LLC DBA LANIER HONDA
LOKEY OLDSMOBILE INC
NATIONAL SALES & LEASING, INC
CAR SEARCH 4 U INC
SBS AUTOS INC
JON HALL CHEVROLET INC.
PUTNAM CITY MOTORS, INC
ED VOYLES HONDA
PALM BEACH AUTOMALL
COURTESY PONTIAC-GMC
CARR CONNECTION, INC.
PARK AUTO MALL, INC
CAR-RIGHT
TOM ENDICOTT BUICK, INC.
AUCTION PARLOR
MODERN CORPORATION
BUY WISE USED CARS, INC
QUALITY 1 AUTOS, INC
YARK AUTOMOTIVE GROUP, INC
TRIPLE B AUTO SALES
BILL HEARD CHEVROLET INC
SUNCOAST CHRYSLER PLYMOUTH
K J ENTERPRISES
MORRIS PONTIAC GMC
NEW BAY AUTO SALES
VANN YORK AUTO MALL
VANN YORK TOYOTA, INC
WHOLESALE AUTO BROKERS, INC.
JJ AUTO SALES, INC.
JACK MAXTON CHEVROLET INC
BILL NEWTON NISSAN
PASCO MOTORS, INC
WEST COAST AUTO SALES, INC.
KIRKS AUTO SALES
AUTORAMA PREOWNED CARS
PARKWAY MOTORS, INC
DUVAL FORD
FIRKINS NISSAN
UNO AUTO SALES
IMAGINE CARS
LOKEY NISSAN
BEN SHIVES AUTO & BOAT BROKER
CAR CONNECTION
FRED MARTIN MOTOR COMPANY
NEWMAN'S VACATIONLAND MOTORS
TEAM TOYOTA
THRIFTY CAR SALES
JAKE SWEENEY CHEVROLET, INC
AVON PARK, LLC.
K & B FINANCIAL SERVICES INC
LOKEY MOTOR CO.
CITY PLACE MAZDA
G E A AUTO SALES
HEARTLAND MOTORS
MCGAFFS AUTO SALES
DAB INTERNATIONAL, INC
AUTO MART OF COLUMBIA INC
COUNTRY CLUB MOTORS
WHITLOW CHEVY, CORP.
JOE FIRMENT CHEVROLET
NISSAN OF MELBOURNE
JOHN ROGIN BUICK-LIVONIA, INC
ELITE AUTO LEASING & SALES
BELL MOTORS
KING'S NISSAN
ENCORE MOTORCARS OF SARASOTA
AUTO WORLD
PALM BAY FORD
JOHN NOLAN FORD
VESTAL PONTIAC BUICK GMC TRUCK
GARNER AUTO BROKERS
DRAKE MOTOR COMPANY
FLORIDA AUTO & TRUCK
GRIFFIN MOTOR CO, INC
ARLINGTON TOYOTA INC.
BILL LEGGETT AUTOMOTIVE, INC
BILL NEWTON CHRYSLER JEEP

DECKER AUTO MART
FLAG CITY MOTOR CO. INC.
LEITH TOYOTA
JAY HONDA
MISS GIVINGS LLC
BOBBY WOOD CHEVROLET
CITY MITSUBISHI
A1A TRUCK & AUTO CENTER, INC
AUTO AUTO SALES, INC
CAR CHOICE
SHOWCASE AUTO SALES INC II
DISCOUNT AUTO BROKERS
CARS UNLIMITED
RICK CASE ATLANTA
BROCKMAN AUTOMOTIVE
EASTERN FLEET AUTO SALES
AUTO ONE CORPORATION
TAMPA BAY TRADING INC
SUMMITT AUTO SALES, LLC
APOSTOLAKIS HONDA
IMAJ CARS & TRUCKS
MARK MARTIN AUTO SALES
AUTOMART OF OCALA
SUNSET MOTORS, INC
TOYOTA OF DURHAM
PLATINUM FS
TROUTMAN MOTORS
SUNSTATE FORD
EXPO AUTO BROKERS, INC
CRYSTAL MOTOR CAR COMPANY, INC
JARRETT FORD OF PLANT CITY
FERMAN CHEVROLET
SOUTHSIDE DODGE
DICK SMITH NISSAN OF
1ST PLACE AUTO SALES, INC
LANDMARK DODGE CHRY/PLYM
SUN TOYOTA
GANLEY DODGE
C G AUTO SUPERCENTER
CAROLINA AUTO EXCHANGE
CHEVROLET OF DADE CITY
ROADWAY AUTO SALES, INC
TNT AUTO SALES AND SERVICE,INC
PLAZA DODGE INC.
VENICE NISSAN DODGE, INC
GROGANS TOWNE CHRYSLER
PARKS AUTOMOTIVE, INC
SOUTH GEORGIA AUTO SALES
COGGIN HONDA
COURTESY NISSAN
TAYLOR MORGAN INC DBA NETWORK
BRONDES FORD MAUMEE LTD
DICK KEFFER PONTIAC
AUTO SOURCE, INC
GREAT NECK AUTO SALES
MIKE SHAD CHRYSLER PLYMOUTH
CRAMER TOYOTA OF VENICE
MEROLLIS CHEVROLET SALES
J & C AUTO SALES
LARRY KING CHEVROLET
XTREME ENTERPRISES OF
HYUNDAI OF NEW PORT RICHEY
BUDGET CAR SALES OF SW FLORIDA
TEAM NISSAN OF MARIETTA
OWEN MOTORS INC.
UNIVERSITY MAZADA SUZUKI
PETE MOORE IMPORTS, INC
RODGERS CHEVROLET, INC
MAIN STREET MOTORS
CENTRAL FL CHRYSLER JEEP
MID STATE MOTORS
TAYLOR CHEVROLET
KEFFER CHRY PLYM JEEP
CAPITAL CITY MITSUBISHI
TALLAHASSEE HYUNDAI
HILLCREST V AUTO SALES, INC
BEST BUY MOTORS
SEXTON AUTO SALES, INC
CLINTON FAMILY FORD
TEAM FORD OF ATLANTA
AUTOWAY FORD OF ST PETE
RON ACKERMAN AUTO SALES
PLANT CITY MOTORS, INC
MANN MOTORS, LLC
SERPENTINI CHEVROLET, INC.
DRIVERS CHOICE,INC.
TREADWAY CHRYSLER DODGE JEEP
CHEROKEE FORD
METRO DODGE, INC.
KENCO ADVANTAGE INC.
GULF COAST DODGE
SATURN OF STUART
B.T. AUTO, INC
CAR SMART OF PALMETTO
SWAIN MOTOR & LEASING, INC
KING MITSUBISHI

LAKE PLACID MOTOR CAR, INC
OLSON MOTORS, INC.
GATORLAND TOYOTA
TROPICAL FORD
GATOR FORD
LEE AUTO SALES
VILLAGE FORD INC
TAMPA HONDALAND
MASON AUTO SALES, INC
GASTONIA NISSAN, INC
OUTBACK AUTO SALES
M97 AUTO PARTS
CARS & US INC
NAPLES MITSUBISHI
WMW, INC.
LASH AUTO SALES, INC.
BOMAR CORPORATION
CHERRY WHEELS, INC
LAKESHORE CHEVROLET
SOUTHSIDE AUTOS
E CITY MOTORS, INC
GOLD BAY CLASSICS
LAWRENCE MOTORS INC.
AUTOSPORTS OF DAYTONA,INC.
MARK CHEVROLET
SOUTHERN STATES NISSAN, INC.
FINAST AUTO SALES
SUNCAOST EXPRESS INTL
NORTH STATE CHEVROLET CO. INC.
LUCKY MOTOR SALES
LES STANFORD CHEVROLET
DRAPER CHEVY
EXECUTIVE CARS, INC.
AUTOLAND
WAYNE THOMAS CHEVROLET, INC.
DELAND FORD
COURTESY KIA OF ALLIANCE
SULLIVAN PONTIAC CADILLAC GMC
QUALITY PONTIAC GMC TRUCKS,INC
FAIRFIELD FORD
HERITAGE FORD
GULFVIEW MOTORS, INC.
FOOTHILLS FORD OF CHESNEE
PALM BEACH LINCOLN MERCURY
CRANDALL FORD, INC.
AUTOVILLE
FERMAN OLDSMOBILE
GANLEY CHEVROLET, INC
J B M, INC
BIG COUNTRY CARS & TRUCKS, LLC
WEST HILLS AUTO & TRUCK
PERFECTION AUTO
JULIUS AUTOMOTIVE GROUP
SOUTHERN TRUST AUTO SALES
SATURN OF CLEARWATER
MULLINAX LINCOLN MERCURY
GANLEY CHRYSLER-JEEP, INC
LP SUPER CARS, INC
DOUGLAS MOTORS, INC.
INDIAN RIVER AUTO WHOLESALERS
MAGIC IMPORTS OF
FARRELL CHEVROLET KIA
McNAMARA PONTIAC, INC.
ERNEST BAKER SALES, INC
SUBURB AUTO SALES
ANGEL AUTOS, LLC
LAKELAND AUTO MALL
CAR CONNECTION
BOB KING'S MAZDA
FIRST CHOICE AUTOMOTIVE INC
A-1 MOTORS
TOM PRANGE AUTO VILLAGE, INC.
WHITTEN BROTHERS INC.
POMPANO HONDA
KELLY FORD
BILL HEARD CHEVROLET CO.
SUN HONDA
D & D MOTORS, INC.
MARVIN MOTORS
SATURN OF ST PETE
MINT CONDITION AUTO SALES, INC
TOP TEN AUTOS
C AND R AUTOS, INC.
HIGH POINT NISSAN
GULFVIEW
GREEN FORD, INC
JIMMIE VICKERS INC.
LEE'S SALES & SERVICE
PRECISION AUTO SALES
COLE VALLEY MOTOR COMPANY
METRO MOTOR SPORTS
FAMILY KIA
WILSON'S AUTO FINANCE & SALES
SPITZER CHEVROLET
HOMETOWN AUTO WHOLESALERS, INC
GANLEY AKRON,INC

AVIS FORD
BRANDON CAR & TRUCK CENTER INC
WING AUTO SALES, INC
TOWNSEND MOTORS, INC
METRO CARS, INC
LAFONTAINE AUTO GROUP
GERMAIN NISSAN OF ALBANY, INC
VALITON MOTORS
JACK FROST AUTO SALES, INC.
GATOR CHRYSLER-PLYMOUTH, INC.
COGGIN NISSAN
AR MOTORSPORTS, INC
BUD LAWRENCE INC
ENVY MOTOR CARS
HENRY'S AUTO SALES
DISCOVERY MOTORS
FERMAN MOTOR CAR COMPANY
WALT MART AUTO WHOLESALE
MONTGOMERY FORD
CENTRAL AUTO SALES
STARBIRD AUTO WORLD, INC
OYSTER POINT DODGE/KIA
DUVAL HONDA
STONE MOUNTAIN TOYOTA
NORTHSTAR AUTOMOTIVE INC
MIKE ERDMAN TOYOTA
FERN PARK AUTO SALES, INC
GANLEY NISSAN
MT. CLEMONS DODGE, INC
DONNELL FORD
JD BYRIDER
AUTOMOTIVE WHOLESALE
MCGHEE AUTO SALES INC.
BAY CHEVROLET
LINDELL MOTORS
KERNERSVILLE DODGE
DAVID WESTCOTT BUICK ISUZU
DRIVER'S SEAT AUTOMOTIVE INC.
MARIETTA DODGE, INC
CHRIS LEITH CHEVROLET
BRADSHAW AUTOMOTIVE GROUP
PALM HARBOR HONDA
EATONS BEACH RENTALS, INC
MODERN CHEVROLET
XTREME AUTOMOTIVE
BILL BUCK CHEVROLET, INC
GOODWIN MOTOR CO, INC
BELOW BOOK MOTORCARS INC
DOLPHIN AUTOMOTIVE, INC
RONNIE DEANS AUTO SALES
VATLAND OLDS PONTIAC GMC
SMART CARS, INC
SPARKS CHRYSLER PLYMOUTH
PEARCE AUTO SALES, INC
JEFF WYLER CHEVROLET, INC
JACK WILSON PONTIAC, GMC
ORLANDO ACTION AUTO, INC
TONY'S AUTO SALES OF
CEDAR SHORES AUTO CENTER, INC
DAN THOMAS PONTIAC, INC
DOWN THE ROAD MOTORS
TOM JUMPER CHEVROLET INC
AUTONET USA
ALL STATE RENT A CAR SALES INC
KELLEY BUICK PONTIAC GMC
SPITZER LAKEWOOD, INC
ROUEN LINCOLN MERCURY
CARS ON 33
DISCOUNT AUTO SALES OF SOUTH
REGENCY DODGE
APL OF ORLANDO
HERITAGE VW, INC.
BILL BROWN FORD, INC
F & W AUTO SALES
SONNY HANCOCK
POTAMKIN MIAMI CHRYSLER JEEP
BOB BOAST DODGE
EDD LINDLEY AUTO SALES
GALEANA CHRYSLER PLYMOUTH
SATURN OF RALEIGH
GANLEY, INC
AUTO WORLD SUPER STORE, INC
TROPICAL AUTO SALES
ALAN VESTER AUTO SALES
VALUE AUTO STORE
J & P AUTOS, INC
THE AUTO PLACE
BEST DEAL AUTO SALES
CITY MOTORS, INC
1ST GEAR AUTO
JIM MACK AUTO SALES
MORANDE ENTERPRISES INC
BONIFACE HIERS MAZDA
BROWN MOTOR SALES
GUARANTEED AUTO SALES
VERO TRK & AUTO DBA 1ST CHOICE

NORTH FLORIDA AUTOMALL
BROADWAY FORD, LLC
CAREY PAUL FORD
MACKENNEY AUTO SALES
RAIMERS MOTORS INC.
DWIGHT ADAMS AND SON, INC
SCHUMACHER AUTOMOBILE, INC
GREENWOOD'S HUBBARD CHEVY OLDS
AUTO PERFORMANCE CENTER
COUGHLIN CHEVROLET-TOYOTA
CAHILL-ELDOTREAD AUTO PARTS
SPITZER KIA
SPITZER AUTOWORLD
MICHAEL'S IMPORTS
MIKE PRUITT HONDA, INC
M D AUTO SALES, INC
LINDELL MAZDA
QUALITY CARS OF BAY COUNTY
MCKENNEY CHEVROLET
COMO AUTO SALES & SERVICE INC.
DENNIS AUTO POINT
ABBA AUTO SALES, INC
VANN YORK PONTIAC BUICK GMC
M & W AUTO SALES, INC
BILL BLACK CADILLAC, OLDS INC
CITY ISUZU
DELUCA TOYOTA INC
CHARLOTTE AUTO WHOLESALE INC
GOLDSTAR IMPORTS, INC
THE CAR COMPANY, INC
STADIUM LINCOLN MERCURY, INC
TEAM DODGE
STEVE WESTPHAL USED CAR FACTOR
DALGLEISH CADILLAC-OLDS
AUTO MAX, INC.
TALLAHASSEE LINCOLN MERCURY
NORTHPOINTE AUTO SALES
TOYOTA-LEXUS OF MELBOURNE
WAYNE AUTO WORLD, INC
CAROLINA MOTORCARS
WARE HOUSE OF CARS, INC
DIRECT AUTOMOTIVE
LOU BACHRODT CHEVEROLET
THE CAR STORE INC.
BOB BOYD LINCOLN MERCURY, INC
BURT GREENWALD CHEVROLET
AUTOWAY FORD LINCOLN MERCURY
MATIA MOTORS, INC
JOHN SERETTI CHRYSLER, DODGE,
SELECT AUTO SALES, INC
STEWART TOYOTA OF NORTH PALM
BILL HEARD CHEVROLET
JORGENSEN, INC
MT. CLEMENS DODGE
PAT WHITE AUTO SALES, INC
HEARTLAND FORD LINCOLN MERCURY
HOGSTEN AUTO WHOLESALE
FAIRBORN BUICK PONTIAC GMC
TRUCKS ETC, INC
ED SCHMIDT PONTIAC-GMC
ED MURDOCK SUPER STORES
WHEELS FOR SALE BY OWNER &
TOWNE EAST AUTO
JS IMPORTS, INC
STEARNS CHEVROLET
NEW WAY AUTO BROKERS, INC
PALM BEACH
TOYOTA AMERICAN WAY AUTO SALES
MONTROSE FORD LINCOLN/MERCURY
GRAFF AUTOMALL, INC
MILLENNIUM MOTORS, INC II
ASHEBORO NISSAN, INC
DAN'S AUTO SALES
DEVOE VOLVO & INFINITY
BRADLEY MOTORS
MILLER AUTO SALES, INC
A & B AUTO SALES
AUTO TRUCK WAREHOUSE USA INC.
DETROIT II AUTOMOBILES
GRACE AUTOMOTIVE
DAYTONA BEACH USED CARS, INC
IDEAL AUTOMOTIVE GROUP INC
FERMAN CHEVROLET
KERRY FORD
JEFF WYLER SPRINGFIELD, INC
M & M IMPORT AUTOS, INC
WINTER PARK AUTO MALL CORP
COASTAL AUTOMOTIVE, INC
NAPLES DODGE
PRESTIGE AUTO BROKERS
COURTESY CHRYSLER JEEP OF
J.O. STONE BUICK
BOB MCDORMAN CHEVROLET, INC
BOB TOWNSEND FORD INC.
FERMAN FORD OF WAUCHULA
GEORGIA ON WHEELS

SUNBELT FORD
HEBRON AUTO SALES
DETROIT II AUTO FINANCE
MOTORCARS AUTO IMPORTS, INC
CITY CAR CO.
DICK SMITH MUTSUBISHI
JOYCE BUICK PONTIAC
TALLAHASSEE AUTO WORLD
LOU SOBH PONTIAC/BUICK/GMC
INTERSTATE AUTOS INC
COURTESY CHRYSLER JEEP OF
ABUNDANT LIFE AUTO, INC
DIAMOND MOTORS OF DAYTONA
DELRAY ACURA-HYUNDAI
ROGER DEAN CHEVROLET
SWEENEY CHRYSLER DODGE JEEP
INTEGRITY MOTORS, INC
THE CAR LOT
BROWN'S QUALITY CARS INC.
BIACAR
SPARTAN CHEVROLET
BOB SAKS TOYOTA
CHOICE RENTAL CAR SALES, INC
ATLANTIC AUTO REMARKETING, INC
GWINNETT PLACE NISSAN
CREDEX AUTO LEASING &
HUNTER MOTORS INC
BENSON FORD MERCURY
STIVER'S CHRYSLER JEEP INC
REMARKETING SERVICES OF FL
MARTIN CHEVROLET INC
COURTESY HYUNDAI, INC
GETTEL MITSUBISHI
COLUMBIA AUTO MALL
CAROLINA AUTOMOTIVE
DURHAM AUTOMOTIVE CO
HILL OLDSMOBILE
JOHNSON AUTO SALES
GIBSON TRUCK WORLD
GEORGE BALLAS BUICK GMC
ALEX'S AUTO SALES
SPECIALTY BANK LIQUIDATORS DBA
LEGACY LINCOLN MERCURY
LEASE ATLANTA INC
FAIRWAY FORD
A & B AUTO SALES OF
TOYOTA OF ROSWELL
BEST AUTO SALES, INC
BELLAIRE AUTO EXPORT & SALES
SATURN OF VERO BEACH
HERITAGE MOTORS
JEFF WYLER FAIRFIELD, INC
GCI
STAR CARS
COOPERATIVE AUTOMOTIVE, INC
CANNON BUICK-MITSUBISHI
T SULLIVAN MOTORS
RALLYE MOTORS, INC
BEST BUY
AUTO MAX AUTOS, INC
STEVE LUCAS HONDA
BARANCO PONTIAC GMC INC
PALM AUTOMOTIVE GROUP
DAVID LEE AUTOMOTIVE
MCDONALD PONTIAC
YOUNG FORD, INC
JOHN MILES CHEVROLET, INC
GANLEY HONDA/PONTIAC
R & M MOTORS
FT. MYERS TRUCK AND
MODERN NISSAN
AREVALO'S AUTO SALES
CENTRAL PONTIAC INC.
PREMIER AUTO,INC
MRS. MOBILITY MEDICAL, INC
PINES PONTIAC GMC BUICK
MALL OF GEORGIA FORD
HARRELSON MAZDA, INC
HERNDON CHEVROLET, INC
AUTO KING, INC
JOHN'S USED CARS
COGGIN CHEVROLET AT
A1A AUTO SALES
MEL FARR MOTORS
FIRST AMERICA CORP
GARY YEOMANS FORD
MARLOZ OF STATESVILLE
INDEPENDENCE NISSAN
MARIETTA AUTO MART
INTERSTATE FORD, INC
SECOND CHANCE MOTORS
HONDA CARS OF MONROE
DISCOUNT AUTOMART
SHAMBURG AUTO SALES
M AND L OF JAX INC.
B & C CAR SALES, INC

JEFF WYLER TROTWOOD
FLORIDA CHRYSLER PLYM, INC
5 STAR AUTO MALL
ATLANTIC AUTO SALES
WALTERS NEW CAR ALTERNATIVE
DELRAY IMPORTS, INC
MANATEE WORLD, INC
SUPERMAX AUTO STORE, INC
AUTO 1 OF FLORENCE
MERCEDES BENZ OF CARY
DALLAS AUTO MART, INC
DICK DYER TOYOTA
FERMAN NISSAN
SPACE COAST HONDA
AUTO BUY, INC
EAUTOS FLORIDA,LLC
JAKE SUTHERLIN OLDS-CADILLAC
JIM TIDWELL'S WORLD FORD
BUCHANAN JENKINS HONDA,
A.R.J.'S AUTO SALES, INC
LEXUS OF JACKSONVILLE
CANNON USED CARS, INC
KRAFT MOTORCARS/NISSAN
NORTH POINT CHRYSLER JEEP
C & J AUTO SALES INC.
HALPERT CHRYSLER JEEP, INC
WILSON AUTO SALES, INC
DON MAYS PONTIAC BUICK GMC
LEGACY TOYOTA
FRIENDLY AUTO SALES OF EUSTIS
AUTO AMERICA
ORLANDO USED CAR
WALSH AUTO BODY, INC
PIPPIN AUTO SALES
DICK SCOTT KIA
WALLIS MOTORS
ART'S TRUCKIN AUTO SALES INC
DETROIT II AUTOMOBILES, INC
CITY-SIDE WHOLESALE CORP
CITY LIMITS AUTO SALES
PALM BEACH ACURA
MAZ AUTO SALES
ADRIAN DODGE CHRYSLER JEEP
INTEGRITY MOTORS OF DAYTON
TOYOTA MALL EAST
SATURN OF ORANGE PARK
MEYERS AUTO WHOLESALE, INC
CAROLINA AUTO & TIRE
THRIFTY CAR SALES
ALLANS SHOWCASE
NATIONWIDE AUTO EXCHANGE
BORCHERDING ENTERPRISE, INC
GRIFFIN FORD
FACTORY AUTO OUTLET
SPRINGFIELD FORD
GREENWAY FORD, INC
NISSAN OF LAKELAND
LEE'S AUTO SALES, INC
BUFORD AUTO PLAZA, INC
MATOS AUTO BROKERS
BRUMOS MOTOR CARS, INC
GRAHAM AUTOMOTIVE, INC
HYATT USED CARS #2
CENTURY DODGE, INC
PALM CITY CORP INC
FARM & RANCH AUTO SALES INC.
AL PACKER FORD
KEN CHANCEY SUZUKI, INC
BRIARWOOD FORD
GREENWOOD CHEVROLET, INC
LOVE NISSAN
BRANDON CAR & TRUCK
BRAVO MOTORS
MASSEY CADILLAC
PAYLESS CAR SALES
STARFLEET ENTERPRISING
YARK MITSUBISHI, INC
CSA IMPORTS LLC DBA COGGIN
QUALITY AUTO & TRUCK SALES INC
CAPITAL LINCOLN MERCURY MAZDA
AUTO BROOKER USA
EASTGATE MOTORCARS, INC
ATLANTA CAR EXCHANGE
LEXUS OF FT. MYERS
THE CAR BAR
POWER MOTORS
BLUE RIDGE MOTORS, INC
39TH AVE IMPORTS, INC
TAYLOR TOYOTA OF BOARDMAN
PRESTIGE MOTORS, LTD
TRYON ST AUTO MART, INC
UPSTATE CARS OF EASLEY INC
BRANDON CAR STORE, INC
SOUTHEAST AUTOMOTIVE
HOLLY'S AUTO OUTLET INC
AUTO WORLD, INC

WEINLE AUTO SALES
FORD OF OCALA
HENRY SEIVE MOTOR CO/SEIVE
TOYOTA AT THE AVENUES INC
QUALITY CARS OF KISSIMMEE INC.
PREMIER CARS OF MARTIN COUNTY
GLOBAL CARS SALES, INS
ALPHARETTA AUTO BROKERS
TWILLIE AUTOMOTIVE GROUP, INC
KIRK FRANCIS AUTO SALES
ROADHOUSE CUSTOMS, INC
MASTERS AUTO SALES
GENE GORMAN & ASSOC. INC. DBA
KERRY CHRYSLER JEEP
THOMASVILLE HONDA
ERNIE HAIRE AUTOMALL
STIVER'S LINCOLN MERCURY, INC
STONE MOUNTAIN MOTORS
HARDY CHEVROLET
CAPITAL EUROCARS, INC
KIA AUTOSPORT OF ALBANY, INC
QUEEN CITY LINCOLN
WORLD FINANCIAL
LOU SOBH FORD INC
MONTROSE FORD
ROBERSON CHRYSLER DODGE JEEP
ALLIANCE AIR
BEASLEY CROSS CHEVY CO
SUV DEPOT
SPECIALTY VEHICLES OF ORLANDO,
LEE PONTIAC-OLDSMOBILE-GMC-
NALLEY HONDA
GANLEY FORD, INC
FORT WALTON BEACH
BARBER CHEVROLET
PALM BEACH TRUCK INC
SARASOTA CHRYSLER PLYMOUTH
MATTHEWS-CURRIE FORD CO
CENTRAL RALEIGH AUTO SALES
EXOTIC MOTORCARS
REPO DIRECT AUTO SALES, INC
LEITH DODGE
NORWALK CHRYSLER PLYMOUTH
MARKET MOTOR COMPANY
MAROONE FORD OF DELRAY
BRANDON MITSUBISHI
WORLEY AUTO SALES
PULLIAM WRAY, INC
KING KONG MOTORS
NICK'S AUTO SALES
B & C AUTOMOTIVE, LLC
EVERETT CHEVROLET, INC
BLOUNT CHEVROLET GEO INC.
CORNERSTONE MOTORS, INC
KARS FOR KASH, INC
MARCH AUTO, INC
DAYTONA MITSUBISHI
METROLINA DODGE, INC
J & R MOTOR CO, INC
ATCHINSON FORD SALES
THE AUTO EXCHANGE INC.
PRO CAR AUTO GROUP, INC
INTERNATIONAL TRADE COMPANY OF
LORAMON AUTO SALES &
STERLING MOTORS
MAYPOLE CHEVROLET
TIPPETT AUTO SALES
BOB KING MITSUBISHI
LOUDON MOTORS, INC
AUTO OUTLET OF MANASOTA, INC
COMBEE AUTO WORLD
CAROLINA AUTO SALES
GAINESVILLE FORD
VAN DEVERE, INC
ACTION AUTO & CYCLE SALES
ORANGE AUTO SALES
TOYOTA OF ORLANDO
STEVE BARNETT INC
SUN MOTORS OF PALM BEACH
AA VICTORY AUTO SALES, INC
UNITED CAR SALES
CAROLINA AUTO CENTER, INC
WORLD CLASS CARS, LLC
AL SMITH COMPANY
SPITZER DODGE
BILL BRYAN JEEP/EAGLE
BILLY HOWELL F-L-M INC
JAMES ERVIN TOYOTA
SATURN OF ORLANDO SOUTH
LIBERTY FORD SOUTHWEST, INC
TJL INTERNATIONAL INC
ON-TIME AUTO SALES
AUTO VERA,INC
PREMIER AUTO MART, INC
D & M AUTO SALES
FIVE STAR FORD

LIVONIA CHRYSLER JEEP, INC
BLUE ROCK MOTORS, INC
ALLSTATE AUTO SALES LLC
DEVOE PONTIAC BUICK GMC
JIM RATHMANN CHEVROLET
JACKIE & CAROL ENTERPRISES INC
KIA MALL OF GEORGIA
HOT WHEELS MOTOR CARS INC
PARK AVENUE MOTORS
ACTION AUTOMOTIVE GROUP, INC.
MAINELINE AUTO SALES
RON ANDERSON GMC PONTIAC BUICK
NEWBERRY AUTO MART
COLLEGE PARK AUTO SALES, INC
INTEGRITY AUTOMOTIVE GROUP
WESTGATE MOBILE HOME PARK
RAINBOW MOTOR SALES
ADVANTAGE AUTO RENTAL, INC
J BROTHERS AUTO SALES, INC
SUTHERLIN NISSAN OF FT. MYERS
BUYERS CHOICE AUTO SALES
FOOTHILL FORD
CENTURY BUICK
BENSON NISSAN
PAYLESS CAR SALES
IMPERIAL SALES AND LEASING INC
UPTOWN IMPORTS, INC
JOE GIBSON'S AUTO WORLD
MARLOWE-WERNER PONTIAC
TOYOTA MALL OF GEORGIA
GULF COAST AUTOS INC
RODRIGUEZ AUTO WHOLESALE, INC
SOUTHSIDE AUTO MART, INC
ATLAS IMPORTS ENTERPRISE INC
SZOTT FORD
SOUTHERN STATES NISSAN OF APEX
AA BETTER USED CARS
BRANDON FORD
AUTOWAY PONTIAC
A & J MOTORS INC.
SANTA FE FORD INC.
MARIETTA MITSUBISHI
PAR AUTO SALES, INC
TOWN & COUNTRY MOTORS INC.
NORSIDE IMPORTS
HENDRICK HONDA
NORTH BORTHERS FORD, INC
AUTOMOTION SALES & SERVICE INC
INTEGRITY AUTO SALES OF SW FL
PEACHTREE NISSAN
BC MOTORS COMPANY
EVAN QUEEN AUTO SALES, INC
FRED MARTIN CHEVROLET, INC
LINCOLN MERCURY DAYTON
GATEWAY HONDA
UNIVERSITY CHEVROLET, INC
WALT SWEENEY PONTIAC
TLC MOTORS
HAPPY TIMES AUTO SALES, INC
HUGHES AUTO SALES
COGGIN KIA
FIELDS CADILLAC-OLDSMOBILE-
SCOTT CLARKS TOYOTA CITY
AUTO WORLD OF PERRYSBURG
TRUCK & JEEP OUTLET, INC
PAYLESS AUTO SALES
USED CARS INC
REIDSVILLE NISSAN
JOSEPH TOYOTA INC.
TROPIC DRIVERS, INC
MANNIX MOTORS
SUMTER CHRYSLER PLYMOUTH DODGE
LOU SOBH AUTOMOTIVE INC
BG QUALITY MOTOR SALES INC
HEART OF DIXIE AUTO EXCHANGE
CRANE CHEVROLET, OLDSMOBILE,
CROWN MOTORS INC
CAR CONNECTION
CAR SHOPPE OF ARLINGTON, INC
DAVE STEWART AUTO SALES, LTD
FIVE FORKS AUTO SALES
SPALDING FORD, INC
DEECO AUTO SALES